EXHIBIT 24



                           POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the corporate general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XII, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 31st day of January, 1995.


JUDD D. MALKIN
-----------------------
Judd D. Malkin                        Chairman and Director


NEIL G. BLUHM
-----------------------
Neil G. Bluhm                         President and Director


H. RIGEL BARBER
-----------------------
H. Rigel Barber                       Chief Executive Officer


JEFFREY R. ROSENTHAL
-----------------------
Jeffrey R. Rosenthal             Chief Financial Officer


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 31st day of January, 1995.


                                      GARY NICKELE
                                      -----------------------
                                      Gary Nickele



                                      GAILEN J. HULL
                                      -----------------------
                                      Gailen J. Hull



                                      DENNIS M. QUINN
                                      -----------------------
                                      Dennis M. Quinn
                                                        EXHIBIT 24



                           POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the corporate general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XII, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 31st day of January, 1995.


STUART C. NATHAN
-----------------------
Stuart C. Nathan                      Executive Vice President,
                                      Director of General Partner


A. LEE SACKS
-----------------------
A. Lee Sacks                     Director of General Partner


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 31st day of January, 1995.


                                      GARY NICKELE
                                      -----------------------
                                      Gary Nickele



                                      GAILEN J. HULL
                                      -----------------------
                                      Gailen J. Hull



                                      DENNIS M. QUINN
                                      -----------------------
                                      Dennis M. Quinn
                                                        EXHIBIT 24



                           POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of JMB Realty Corporation, the corporate general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XII, does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 20th day of February, 1995.


GLENN E. EMIG
-----------------------
Glenn E. Emig                         Chief Operating Officer


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 20th day of February, 1995.


                                      GARY NICKELE
                                      -----------------------
                                      Gary Nickele



                                      GAILEN J. HULL
                                      -----------------------
                                      Gailen J. Hull



                                      DENNIS M. QUINN
                                      -----------------------
                                      Dennis M. Quinn